UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2006

         OMB APPROVAL

OMB Number: 3235-0060
Expires: March 31, 2006
Estimated average burden
hours per response.....28.0

MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Datapoint Drive San Antonio, Texas (Address of principal executive offices)	78229 (Zip Code)
Registrant’s telephone number, including area code: (210) 582-2664
American Building Control, Inc.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02. Appointment of Principal Officers
     On June 23, 2006, MDI, Inc. (the “Company”) issued a Press Release (the “Press Release”) announcing the following management appointments: James A. Kitchens had been appointed Vice President — Finance and Chief Financial Officer; Michael R. Sweet had been appointed Senior Vice President — Chief Operating Officer and Harold J. Haug had been appointed Senior Vice President — Sales and Marketing, all effective Thursday, June 22, 2006. The foregoing is qualified by reference to the Press Release which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
     The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 23, 2006	MDI, Inc.
	By:	/s/ Richard A. Larsen

Richard A. Larsen Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release dated June 23, 2006

2